                                                                   EXHIBIT 10.16


                  AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT
                                      AND
                               CONSENT AND WAIVER

                         (ROSENBERG, JESSELSON, ET AL)

         This Amendment No. 2 to Stock Purchase Agreement and Consent and Waiver ("Amendment, Consent and Waiver") is dated as of March 14, 1997 by and among Packaged Ice, Inc., a Texas corporation (the "Company"), and the persons whose signatures are set forth on the signature page hereof (the "Consenting Shareholders").

                              W I T N E S S E T H

         WHEREAS, the persons listed on Exhibit A attached hereto (the "Investors") purchased shares of the Company's $.01 par value common stock, (the "Common Stock") pursuant to a Stock Purchase Agreement dated as of September 20, 1995 (the "Stock Purchase Agreement"), which Stock Purchase Agreement is incorporated herein by reference; and

         WHEREAS, defined terms used herein shall have the meanings given to such terms in the Stock Purchase Agreement unless otherwise defined herein; and

         WHEREAS, Article 4 of the Stock Purchase Agreement contains certain continuing covenants of the Company; and

         WHEREAS, the Company is desirous of obtaining a waiver and estoppel from the Consenting Shareholders that all of the covenants have been met to their satisfaction; and

         WHEREAS, Article 8 of the Stock Purchase Agreement grants the Investors the right of first refusal to purchase additional securities; and

         WHEREAS, the Company is desirous of issuing, on or before May 31, 1997, up to 1,000,000 shares of Common Stock in connection with the acquisitions of Mission Party Ice, Inc., South Texas Packaged Ice, Inc., and Southwestern Ice, Inc. at an agreed price of $10.00 per share, to A.J. Lewis, III, Liza B. Lewis, Robert G. Miller, Dale M. Johnson and Alan Bernstein, et al (such issuances of Common Stock shall hereinafter collectively be referred to as the "Acquisitions Issuance"); and

         WHEREAS, the Company is desirous of issuing a minimum of $50 million of investment units (the "Units") to institutional investors pursuant to a private offering managed by Jefferies & Company, Inc., with Units to consist of senior notes due 2004 ("Notes") and warrants (the "Unit Warrants") granting the institutional investors the right to purchase shares of Common Stock at an exercise price of $.01 per share (such issuance of Unit Warrants shall hereinafter be referred to as the "Units Issuance").

         WHEREAS, the Consenting Shareholders are desirous of consenting to the Acquisitions

Issuance and the Units Issuance and waiving their rights to purchase their Pro Rata Share of each of the Acquisitions Issuance and the Units Issuance and amending the definition of "New Securities."

         NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and of the mutual benefits to be gained by the performance thereof, the parties hereto hereby agree as follows:

         1. Each of the undersigned Consenting Shareholders hereby (i) confirms that all covenants set forth in Article 4 of the Stock Purchase Agreement have been met to their satisfaction, and (ii) hereby waives any and all noncompliances by the Company with respect to said covenants.

         2. Each of the undersigned Consenting Shareholders hereby consents to the issuance of the Notes, the Acquisitions Issuance and the Units Issuance and hereby waives his or her right to purchase his or her Pro Rata Share of each of the Acquisitions Issuance and the Units Issuance and any and all Common Stock issued as a result of the exercise of the Unit Warrants.

         3. Other than with respect to the Acquisitions Issuance and the Units Issuance, the parties agree that this Amendment, Consent and Waiver shall not be construed to be a consent and/or waiver of Article 8 of the Stock Purchase Agreement for any sale and purchase of any other New Securities.

         4. The Stock Purchase Agreement is hereby amended by amending and restating Section 8.2 thereof as follows:

                 8.2 Definition of New Securities. "New Securities" shall mean any capital stock, any rights, options or warrants to purchase or subscribe for capital stock, and any securities or other instruments of any type whatsoever that are, or may become, convertible into or exchangeable for capital stock, which are issued for cash; provided, however, that "New Securities" shall not include (i) securities offered and sold by the Company pursuant to a Public Offering (as hereinafter defined); (ii) shares of the Company's Common Stock (or related options or rights) issued to the Company's employees and directors pursuant to a plan adopted by the Board of Directors; (iii) Common Stock issued by the Company upon the conversion of the Series A Preferred Stock or Series B Preferred Stock of the Company; (iv) shares of the Company's capital stock issued in connection with any existing option or right listed on the Disclosure Schedule, stock split or stock dividend by the Company; (v) Common Stock issued by the Company upon the exercise of the Unit Warrants (as defined in Amendment No. 2 to Stock Purchase Agreement and Consent and Waiver of Right to Purchase Additional Securities).

         5. Except as expressly amended hereby, the Stock Purchase Agreement is hereby ratified and confirmed in every respect and shall remain in full force and effect in accordance with its terms.

         6. The amendment set forth herein shall be effective when executed by the Company and Investors holding two-thirds of the Securities issued under the Stock Purchase Agreement.

         7. This Amendment, Consent and Waiver shall be construed and enforced in accordance with the laws of the State of Texas.

         8. This Amendment, Consent and Waiver may be executed in one or more counterparts, all of which shall together constitute a single agreement. A facsimile of an executed counterpart signature page shall be deemed to be an original executed counterpart signature page.

         Executed effective March 14, 1997:

                                    PACKAGED ICE, INC.


                                    By:
                                       ----------------------------------------
                                       James F. Stuart, Chief Executive Officer





                             SIGNATURE PAGE FOLLOWS

                  AMENDMENT NO. 2 TO STOCK PURCHASE AGREEMENT
                                      AND
                               CONSENT AND WAIVER

                         (ROSENBERG, JESSELSON, ET AL)


               CONSENTING SHAREHOLDERS COUNTERPART SIGNATURE PAGE

         Executed effective March 14, 1997:



                                       -------------------------------------
                                       Name of Investor if Entity/Signature
                                       if Individual


                                       By:
                                          ----------------------------------

                                       Title:
                                             -------------------------------


                                       -------------------------------------
                                       Please type or print name

                                   EXHIBIT A




=============================================================================================
                                                            SHARES OF COMMON STOCK ISSUED
           INVESTORS' NAMES AND ADDRESSES                  UNDER STOCK PURCHASE AGREEMENT
---------------------------------------------------------------------------------------------
  Erica Jesselson, Lucy Lang, Claire Strauss,                          50,000
  Michael G. Jesselson, Benjamin J. Jesselson
  Trustees UID 12/18/80 FBO Michael G. Jesselson
  1301 Avenue of the Americas
  Suite 4101
  New York, New York 10019
---------------------------------------------------------------------------------------------
  Erica Jesselson, Lucy Lang, Claire Strauss,                          50,000
  Michael G. Jesselson, Benjamin J. Jesselson
  Trustees
  UID 12/18/80 FBO Grandchildren
  1301 Avenue of the Americas
  Suite 4101
  New York, New York 10019
---------------------------------------------------------------------------------------------
  Steven P. Rosenberg                                                  100,000
  12124 Madeleine Circle
  Dallas, TX  75230
---------------------------------------------------------------------------------------------
  J. Brad Fillmore                                                     10,000
  ABS Plaza
  16855 Northchase Drive
  Houston, TX  77060-6008
---------------------------------------------------------------------------------------------
  Lancer Corporation                                                   45,000
  235 W. Turbo
  San Antonio, TX  78216
---------------------------------------------------------------------------------------------
  Southwest Texas Equipment                                            15,000
  Distributors, Inc.
  Attention:  Jack Lewis, III, President
  1120 E. Durango
  San Antonio, TX  78210
---------------------------------------------------------------------------------------------
  Jeff Hinson                                                           5,000
  Tichenor Media Systems
  100 Crescent Court, Suite 1777
  Dallas, Texas 75201
---------------------------------------------------------------------------------------------
  Alexander Cunningham Lasater                                          5,000
  Grupo Comercial Santa Fe
  Diego de Almagro #105 Pte.
  Col. Mirasierra
  San Pedro Garza Garcia, N.L.   C.P.  66240
---------------------------------------------------------------------------------------------